UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2022 (July 27, 2022)

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-22345	52-1974638
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

18 E. Dover St., Easton, MD 21601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	SHBI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2022, the Board of Directors of Shore Bancshares, Inc. (the “Company”), upon the recommendation of its Nominating and Governance Committee, approved the appointment of Ms. Esther A. Streete as a member of the Company’s Board of Directors. Ms. Streete will also serve on the Board of Directors of Shore United Bank, N.A., the Company’s wholly-owned bank subsidiary (the “Bank”), with both appointments effective August 1, 2022.

Ms. Streete is considered an independent director under the applicable Securities and Exchange Commission and NASDAQ rules. She will serve as a Class I director of the Company’s Board of Directors. Ms. Streete has not yet been appointed to serve on any Board committee, though it is anticipated that she will be appointed to serve on the Company's Audit Committee.

There are no transactions that would be required to be reported under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Ms. Streete and any other person pursuant to which she was selected as director. Ms. Streete will receive the same compensation as currently paid to the Company’s and the Bank’s other board members.

In connection with Ms. Streete’s appointment to the Company’s Board of Directors and the Bank’s Board of Directors and in accordance with the Company’s Amended and Restated Articles of Incorporation, as supplemented, and Amended and Restated Bylaws, the Company's Board and the Bank's Board were each expanded from fourteen (14) directors to fifteen (15) directors.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company on August 2, 2022 regarding the director appointment described in Item 5.02 above is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated August 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: August 2, 2022	By:	/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr. President and Chief Executive Officer

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